                                                                    EXHIBIT 21.0


Updated to
December 31, 2000

                                  SUBSIDIARIES

Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

                                                                                                Place of
     Name                                                                                    Incorporation
     ----                                                                                    -------------

                       A. GENERAL CORPORATE ADMINISTRATION

CBE Services, Inc.                                                                           Delaware, U.S.
CI Finance, Inc.                                                                             Delaware, U.S.
CI Leasing Company                                                                           Delaware, U.S.
Cooper Brands, Inc.                                                                          Delaware, U.S.
Cooper Bussmann Finance, Inc.                                                                Delaware, U.S.
Cooper CPS Corporation                                                                       Delaware, U.S.
Cooper Enterprises LLC                                                                       Delaware, U.S.
Cooper European Finance, Inc.                                                                Delaware, U.S.
Cooper Finance Group L.P.                                                                    United Kingdom
Cooper Finance, Inc.                                                                         Delaware, U.S.
Cooper Global Company                                                                        Delaware, U.S.
Cooper Industries (Canada) Inc.                                                              Ontario, Canada
Cooper Industries Australia Pensions Pty Ltd                                                 Australia
Cooper Industries Australia Pty Limited                                                      Australia
Cooper Industries Finance B.V.                                                               Netherlands
Cooper Industries Finanzierungs-GbR                                                          Germany
Cooper Industries Foreign Sales Company, Limited                                             Barbados
Cooper Industries Foundation                                                                 Ohio, U.S.
Cooper Industries International Company                                                      Delaware, U.S.
Cooper Industries, Inc.                                                                      Delaware, U.S.
Cooper International Company                                                                 Delaware, U.S.
Cooper International Finance, Inc.                                                           Delaware, U.S.
Cooper Investment Group L.P.                                                                 United Kingdom
Cooper PAC Corporation                                                                       Delaware, U.S.
Cooper Pensions Limited                                                                      United Kingdom
Cooper Power Systems Finance, Inc.                                                           Delaware, U.S.
Cooper Power Tools Finance, Inc.                                                             Delaware, U.S.
Cooper Securities, Inc.                                                                      Texas, U.S.
Cooper Technologies Company                                                                  Delaware, U.S.
Cooper Western Hemisphere Company                                                            Delaware, U.S.
Coopind Inc.                                                                                 Delaware, U.S.

                                                                                                Place of
     Name                                                                                    Incorporation
     ----                                                                                    -------------

                             B. ELECTRICAL PRODUCTS

Alpha Lighting, Inc.                                                                         Delaware, U.S.
Arrow-Hart, S.A. de C.V.                                                                     Mexico
Atlite Inc.                                                                                  Delaware, U.S.
Blessing International B.V.                                                                  Netherlands
Borden/Reaves, Inc.                                                                          California, U.S.
Broomco (1644) Limited                                                                       United Kingdom
Bussmann do Brasil Ltda.                                                                     Brazil
Bussmann International, Inc.                                                                 Delaware, U.S.
Bussmann, S.A. de C.V.                                                                       Mexico
BZ Holdings Inc.                                                                             Delaware, U.S.
Capri Codec S.A.                                                                             France
CEAG Apparatebau Hundsbach GmbH & Co. KG                                                     Germany
CEAG Apparatebau Hundsbach Verwaltungsgesellschaft mbH                                       Germany
CEAG Benelux B.V.                                                                            Netherlands
CEAG Crouse-Hinds Asia Pacific Pte. Ltd.                                                     Singapore
CEAG Electronics GmbH                                                                        Germany
CEAG Flameproof Control Gears Private Limited (51% owned by
     CEAG Sicherheitstechnik GmbH)                                                           India
CEAG Middle East Limited Liability Company (49% owned by
     Cooper Industries International Company)                                                Dubai, U.A.E.
CEAG Norge AS                                                                                Norway
CEAG NORTEM, S.A.                                                                            Spain
CEAG Sicherheitstechnik GmbH                                                                 Germany
Ceramica Creus, S.A. de C.V.                                                                 Mexico
Componentes de Iluminacion, S.A. de C.V.                                                     Mexico
Connectron, Inc.                                                                             New Jersey, U.S.
Cooper (U.K.) Limited                                                                        Delaware, U.S.
Cooper B-Line GmbH                                                                           Germany
Cooper B-Line, Inc.                                                                          Delaware, U.S.
Cooper B-Line Limited                                                                        United Kingdom
Cooper Bussmann, Inc.                                                                        Delaware, U.S.
Cooper Bussmann India Private Limited                                                        India
Cooper Corelite, Inc.                                                                        Delaware, U.S.
Cooper Crouse-Hinds (UK) Ltd.                                                                United Kingdom
Cooper Electrical Australia Pty. Limited                                                     Australia
Cooper Electronic Technologies, Inc.                                                         Florida, U.S.
Cooper Elektrische Ausrustungen GmbH                                                         Germany
Cooper Elektrische Ausrustungen GmbH & Co. Offene Handelsgesellschaft                        Germany
Cooper Industries GmbH                                                                       Germany
Cooper Industries (U.K.) Limited                                                             United Kingdom
Cooper Lighting and Security Limited                                                         United Kingdom
Cooper Lighting de Mexico, S.A. de C.V.                                                      Mexico
Cooper Lighting, Inc.                                                                        Delaware, U.S.A.
Cooper Lighting Internacional, S. de R.L. de C.V.                                            Mexico
Cooper Menvier B.V.                                                                          Netherlands
Cooper Menvier France SARL                                                                   France
Cooper Menvier S.A.                                                                          France
Cooper Power Systems do Brasil Ltda.                                                         Brazil

                                                                                                Place of
     Name                                                                                    Incorporation
     ----                                                                                    -------------

Cooper Power Systems, Inc.                                                                   Delaware, U.S.
Cooper Power Systems Overseas, Inc.                                                          Delaware, U.S.
Cooper Power Systems, S. de R.L. de C.V.                                                     Mexico
Cooper Power Systems Transportation Company                                                  Wisconsin, U.S.
Cooper Security Limited                                                                      United Kingdom
Cooper (UK) Group plc                                                                        United Kingdom
Cortek Internacional, S.A.                                                                   Costa Rica
Crompton Lighting Holdings Limited                                                           United Kingdom
Crompton Lighting International Limited                                                      United Kingdom
Crompton Lighting Investments Limited                                                        United Kingdom
Crouse-Hinds Domex, S.A. de C.V.                                                             Mexico
CTIP Inc.                                                                                    Delaware, U.S.
Digital Lighting Holdings Limited (50% owned by Alpha Lighting, Inc.)                        British Virgin Islands
Digital Lighting Co., Limited (50% owned by Digital Lighting Holdings                        Hong Kong
  Limited and 1% owned by Alpha Lighting, Inc.)
Dunfermline Company                                                                          Ireland
Eagle Electric Manufacturing Co., Inc.                                                       New York, U.S.
Eagle Electric of Canada Ltd.                                                                Canada
EAM Asset Management Corp.                                                                   Delaware, U.S.
Electromanufacturas, S.A. de C.V.                                                            Mexico
Fulleon Limited                                                                              United Kingdom
Hi-Tech Enclosures Limited                                                                   United Kingdom
Iluminacion Cooper de las Californias S.A. de C.V.                                           Mexico
Industrias AMB, S.A. de C.V.                                                                 Mexico
Industrias Royer, S.A. de C.V.                                                               Mexico
Mannin Circuits Limited                                                                      Isle of Man
McGraw-Edison Company                                                                        Delaware, U.S.
McGraw-Edison Development Corporation                                                        Delaware, U.S.
Menvier A/S                                                                                  Denmark
Menvier CSA Srl                                                                              Italy
Menvier Group plc                                                                            United Kingdom
Menvier Notstrom-Und Systemtechnik GmbH                                                      Germany
Menvier Overseas Holdings Limited                                                            United Kingdom
Menvier Research Limited                                                                     Ireland
North American Consumter Products, Inc.                                                      Delaware, U.S.
PCV Incorporated                                                                             Delaware, U.S.
PDS Edison Power Systems Co., Ltd.                                                           China
   (60% owned by Cooper Power Systems, Inc.)
Pretronica Precisao Electronica Lda.                                                         Portugal
Regent Far East Limited                                                                      Hong Kong
Regent Holding Corp.                                                                         Delaware, U.S.
Regent Lighting Corporation                                                                  Delaware, U.S.
RL Manufacturing Sdn. Bhd.                                                                   Malaysia
RLS Incorporated                                                                             Delaware, U.S.
RTE Far East Corporation                                                                     Taiwan
Scantronic Benelux B.V.                                                                      Netherlands
Scantronic Holdings Limited                                                                  United Kingdom
Scantronic International Limited                                                             United Kingdom

                                                                                                Place of
     Name                                                                                    Incorporation
     ----                                                                                    -------------

Shanghai RLS Lighting Appliance Manufacturing Company Limited
  (51% owned by Regent Lighting Corporation)                                                 China
Si-Tronic Srl (49% owned by Scantronic International Limited)                                Italy
Silver Light International Limited (50% owned by Cooper                                      British Virgin Islands
      International Company)
Societe Civile Immobiliere NOEMY                                                             France
Transmould Limited                                                                           Ireland
Univel EPE                                                                                   Greece
Western Power Products, Inc.                                                                 Oregon, U.S.
Willsher & Quick Limited                                                                     United Kingdom
WQ Singapore Pte Ltd. (48% owned by Cooper B-Line Limited)                                   Singapore

                                                                                                Place of
     Name                                                                                    Incorporation
     ----                                                                                    -------------

                               C. TOOLS & HARDWARE

Airetool and Yost Superior Realty, Inc.                                                      Ohio, U.S.
     (50% owned by Cooper Power Tools, Inc.)
Collins Associates Ltd.                                                                      British Virgin Islands
Cooper (Great Britain) Ltd.                                                                  United Kingdom
Cooper Italia S.p.A.                                                                         Italy
Cooper Industries France SARL                                                                France
Cooper Power Tools B.V.                                                                      Netherlands
Cooper Power Tools GmbH Beteiligungen                                                        Germany
Cooper Power Tools, Inc.                                                                     Delaware, U.S.A.
Cooper Power Tools de Mexico, S.A. de C.V.                                                   Mexico
Cooper Power Tools GmbH & Co.                                                                Germany
Cooper Tools B.V.                                                                            Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.                                                   Mexico
Cooper Tools GmbH                                                                            Germany
Cooper Tools Hungaria Kft.                                                                   Hungary
Cooper Tools Industrial Ltda.                                                                Brazil
Cooper Tools Manufacturing, S. de R.L. de C.V.                                               Mexico
Cooper Tools Pty. Limited                                                                    Australia
Cooper Tools S.A.                                                                            France
Cooper Tools, Inc.                                                                           Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs-GmbH                                                    Germany
Disston Co. de Mexico, S.A. de C.V.                                                          Mexico
Empresa Andina de Herramientas, S.A.                                                         Colombia
Erem S.A.                                                                                    Switzerland
GETA-Werk Gebr. Teipel GmbH                                                                  Germany
KME Masinconstruct Romania S.R.L. (90% owned by Cooper Industries
    Tools Hungaria Kft.)                                                                     Romania
KME Slovakia, spol. s.r.o. (90% owned by Cooper Tools
     Hungaria Kft.)                                                                          Solvakia
KMEF Kft. (50% owned by Cooper Tools Hungaria Kft.)                                          Hungary
Lufkin Europa B.V.                                                                           Netherlands
Metro Mex, S.A. de C.V.                                                                      Mexico
Metronix Messgerate und Elektronik GmbH                                                      Germany
Nicholson Mexicana, S.A. de C.V.                                                             Mexico
Recoules S.A.                                                                                France
SHK Kft.                                                                                     Hungary
Societe Civile Immobiliere PRECA                                                             France
Societe Civile Immobiliere R.M.                                                              France
The Cooper Group, Inc.                                                                       Delaware, U.S.

                                                                                                Place of
     Name                                                                                    Incorporation
     ----                                                                                    -------------

                            D. INACTIVE SUBSIDIARIES

ACN 002 055 414 PTY Limited                                                                  Australia
Aerocharter (Coventry) Limited (50% owned by Menvier Group plc)                              United Kingdom
B & S Fuses Limited                                                                          United Kingdom
Bussmann (U.K.) Limited                                                                      United Kingdom
Carlton Santee Corp.                                                                         California, U.S
CSP Industries GmbH                                                                          Germany
Cooper Power Systems Pty. Ltd.                                                               Australia
Crouse-Hinds de Venezuela, C.A.                                                              Venezuela
DFL Fusegear Limited                                                                         United Kingdom
Eagle Electric MFG. Co. Mexico, S.A. de C.V.                                                 Mexico
Eagle Electric Mfg. Co., (V.I.) Inc.                                                         U.S. Virgin Islands
Edison Fusegear, Inc.                                                                        Delaware, U.S.
Firecom Limited                                                                              United Kingdom
Gardner-Denver (Aust.) Pty. Limited                                                          Australia
Gardner-Denver International, C.A.                                                           Venezuela
Homelink Telecom Limited                                                                     United Kingdom
Inmobiliaria Cisco, S.A.                                                                     Mexico
JSB Electrical Limited                                                                       United Kingdom
JSB Mains Lighting Limited                                                                   United Kingdom
Kearney-National (Canada) Limited                                                            Ontario, Canada
Kestron Units Limited                                                                        United Kingdom
Menvier (CJS) Ltd.                                                                           United Kingdom
Menvier Electronics International Pty Ltd.                                                   Australia
Menvier Limited                                                                              United Kingdom
Menvier Security Limited                                                                     United Kingdom
Menvier-Amberlec Systems Limited                                                             United Kingdom
McGraw-Edison Export Corporation                                                             Delaware, U.S.
MSG Leasing Limited                                                                          United Kingdom
Premium Safety Products Limited                                                              United Kingdom
Pretronica II - Companhia de Seguranca, Lda.                                                 Portugal
Ragtrell Limited                                                                             United Kingdom
Regalsafe Limited                                                                            United Kingdom
Scantronic B.V.                                                                              Netherlands
Scantronic International Holdings B.V.                                                       Netherlands
Scantronic Limited                                                                           United Kingdom
Scantronic Spain S.A.                                                                        Spain
Synchrobell Limited                                                                          United Kingdom
WPC Corporation, Inc.                                                                        Delaware, U.S.
WQ Australasia Pty. Ltd.                                                                     Australia
WQ Australia Pty. Ltd.                                                                       Australia
York-Lite Electronics, Inc.                                                                  Texas, U.S.